                                                                    Exhibit 24.1



                                POWER OF ATTORNEY

      Each of the undersigned, as a member of the Board of Directors (the "Board"), or as an officer, or as a member of a committee of the Board, or in two or more of such capacities, of Instinet Group Incorporated, a Delaware corporation ("Instinet"), hereby constitutes and appoints JOHN F. FAY and PAUL
A. MEROLLA, and each of them singly, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act, for him or her and in his or her name, place and stead and on his or her behalf, in any and all capacities, to sign Instinet's Annual Report on Form 10-K for the fiscal year ended December 31, 2003, and any and all amendments to such Form 10-K and other documents relating thereto, and to file on behalf of Instinet such Annual Report on Form 10-K and any such amendments, with all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission (the "SEC"), hereby granting unto said attorneys-in-fact and agents, and each one of them, full power and authority to do and perform any and all acts and things requisite to enable Instinet to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the SEC in respect thereof in connection with the filing of Instinet's Annual Report on Form 10-K as fully to all intents and purposes as he or she might or could do in person as a director of Instinet, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, may lawfully do or cause to be done by virtue hereof.

            SIGNATURE                                  TITLE

   /s/ Edward J. Nicoll               Chief Executive Officer and Director
-------------------------------
Name:  Edward J. Nicoll

   /s/ Mark Nienstedt                 Officer and Director
-------------------------------
Name:  Mark Nienstedt

     /s/ John F. Fay                  Chief Financial Officer
-------------------------------
Name:  John F. Fay

/s/ Ian Strachan                      Director and Chairman of the Board of Directors
-------------------------------
Name:  Ian Strachan

/s/ Thomas H. Glocer                  Senior Director
-------------------------------
Name: Thomas H. Glocer

/s/ John C. Bogle                     Director
-------------------------------
Name: John C. Bogle

/s/ David Grigson                     Director
-------------------------------
Name:  David Grigson

/s/ Peter J. Job                      Director
-------------------------------
Name: Peter J. Job

 /s/ John Kasich                      Director
-------------------------------
Name: John Kasich

  /s/ Kay Koplovitz                   Director
-------------------------------
Name: Kay Koplovitz

  /s/ C. Kevin Landry                 Director
-------------------------------
Name: C. Kevin Landry

  /s/ Stephen Pagliuca                Director
-------------------------------
Name: Stephen Pagliuca

   /s/ Devin Wenig                    Director
-------------------------------
Name: Devin Wenig

Dated:  February 27, 2004


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